Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Gadsden Dynamic Multi-Asset ETF

Ticker Symbol: GDMA

Listed on NYSE Arca, Inc.

(the “Fund”)

Supplement dated May 3, 2022, to the Fund

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated January 31, 2022

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”), be retained for future reference and is in addition to any existing Fund Supplement(s).

Change in Name of the Trust

The Board of Trustees of Alpha Architect ETF Trust, a Delaware statutory trust (the “Trust”) approved a change of the name of the Trust to EA Series Trust. Effective immediately, all references to the name of the Trust in each Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with the EA Series Trust.

The change of the name of the Trust will not result in any changes in the investment objectives or investment strategies of the Fund.

Change in Sub-Adviser Portfolio Management Team

Effective immediately, James W. Judge is no longer a portfolio manager of the Fund. Mr. Kevin R. Harper, MBA, Chief Investment Officer of the Sub-Adviser will be primarily responsible for the day-to-day management of the Fund on behalf of the Sub-Adviser. Mr. Harper has been a portfolio manager of the Fund since its inception. All references to Mr. Judge in the Summary Prospectus and Prospectus are hereby deleted.

Messrs. Brandon Koepke and Richard Shaner, Portfolio Managers of the Adviser, will continue to be primarily and jointly responsible for the day-to-day management of the Fund on behalf of the Adviser.

New Assistant Treasurer for the Trust

Effective immediately, Sean Hegarty is added as Assistant Treasurer of the Trust. The section entitled “Management of the Funds—Officers” in the SAI is hereby amended to add the following information about the new officer:

Name and Year of Birth	Position(s) with Trust	Principal Occupation(s)
Sean Hegarty (1993)	Assistant Treasurer (since April 2022)	Chief Operating Officer, Empowered Funds, LLC (2022 - present); Assistant Vice President - Fund Administration, U.S. Bank Global Fund Services (2018 - 2022); Staff Accountant, Cohen & Company (2015 - 2018)

Updated Transaction Fees

Effective immediately, the table located in the “Transaction Fees” section in the Fund’s SAI is hereby deleted and replaced with the following:

Fund	Standard Transaction Fee	Variable Charge
Gadsden Dynamic Multi-Asset ETF	$300*	Up to 2.00%

*	The Transaction Fee may be higher for transactions outside the Clearing Process. In addition, one half of the Transaction Fee may be waived in conjunction with rebalancing transactions.